                                                                   Exhibit 10.10


                                    EXHIBIT H

                               SECURITY AGREEMENT

                                      among


       DAVEL COMMUNICATIONS, INC., DAVEL FINANCING COMPANY, LLC, PHONETEL
              TECHNOLOGIES, INC. and CHEROKEE COMMUNICATIONS, INC.,

                                   as Debtors


                                       and


                      AIRLIE OPPORTUNITY MASTER FUND, LTD.

                               as Collateral Agent


                          Dated as of November 15, 2004

                               SECURITY AGREEMENT

         SECURITY AGREEMENT, dated as of November 15, 2004, by and among (A) DAVEL COMMUNICATIONS, INC. a New York corporation, (B) DAVEL FINANCING COMPANY, LLC, a New York limited liability company, (C) PHONETEL TECHNOLOGIES, INC., an Ohio corporation, and (D) CHEROKEE COMMUNICATIONS, INC., a Texas corporation (each, an "DEBTOR" and, together with any other entity that becomes a party hereto pursuant to Section 10.12 hereof, collectively, the "DEBTORS"); and (E) AIRLIE OPPORTUNITY MASTER FUND, LTD., a Cayman Island company, in its capacity as collateral agent (the "COLLATERAL AGENT"). The Collateral Agent, for (i) itself, (ii) the Lender and any successor Lender under the Credit Agreement and related Loan Documents, and (iii) CORNELL CAPITAL PARTNERS, L.P., a Delaware limited partnership ("CORNELL CAPITAL"), together with any successor collateral agent appointed under the Intercreditor Agreement is hereinafter sometimes referred to as the "SECURED PARTY." Capitalized terms used herein shall have the meaning specified in Article IX herein or, if not defined therein, as specified in the Credit Agreement.

                                  WITNESSETH:

         WHEREAS, MOBILEPRO CORP., a New York corporation ("MOBILEPRO") is currently indebted to Cornell Capital in the aggregate amount of $13,200,000 pursuant to the Cornell Capital Loans; and

         WHEREAS, on the date hereof, MobilePro and DAVEL ACQUISITION CORP., a New York corporation (the "PURCHASER") has purchased from the Selling Collateral Agents the Davel Credit Parties Debt aggregating approximately $118,000,000 and the Cerberus Subordinated Debt aggregating $1,000,000 (as those terms are defined in the Credit Agreement referred to below); and

         WHEREAS, on the date hereof, the Lender has made a $15,200,000 secured loan to the Purchaser and MobilePro to enable such Persons to acquire the Davel Credit Parties Debt and Cerberus Subordinated Debt from the Selling Lenders; and

         WHEREAS, MobilePro, the Purchaser, the Debtors and the other "Davel Credit Parties" and the Lender have entered into a Credit Agreement, dated as of November 15, 2004 (as amended, modified or supplemented from time to time, the "CREDIT AGREEMENT"), providing for the making of the Loan as contemplated therein; and

         WHEREAS, as partial collateral for the Loan, Airlie has received from MobilePro and the Purchaser, a collateral assignment of all Davel Credit Parties Debt and all Cerberus Subordinated Debt, pursuant to the provisions of the Collateral Debt and Security Agreement Assignment; and

         WHEREAS, Airlie, MobilePro and the Purchaser have entered into the Davel Credit Parties Forebearance Agreement with the Debtors, pursuant to which, inter alia, Airlie has agreed that, absent the occurrence and continuation of an Event of Default under the Credit Documents, it will not seek to enforce against any of the Debtors, its rights and remedies under the Collateral Debt and Security Agreement Assignment with respect to the Davel

Credit Parties Debt and Cerberus Subordinated Debt; and

         WHEREAS, in consideration of the foregoing financial accommodations, Airlie has requested that each of the Debtors (a) guaranty all of the Obligations of the Borrowers under the Credit Agreement pursuant to the Davel Credit Parties Guaranty, and (b) secure such Davel Credit Parties Guaranty by entering into this Agreement granting to Airlie a Lien on the Collateral hereinafter defined; and

         WHEREAS, each Debtor desires to execute this Agreement to satisfy the conditions described in the preceding paragraph; and

         WHEREAS, unless otherwise separately defined in this Agreement, all capitalized terms used herein shall have the same meaning as is set forth in the Credit Agreement;

         NOW, THEREFORE, in consideration of the benefits accruing to each Debtor, the receipt and sufficiency of which are hereby acknowledged, each Debtor hereby makes the following representations and warranties and hereby covenants and agrees as follows:

                                   ARTICLE II

                               SECURITY INTERESTS

         1.1 Grant of Security Interests.

                  (a) As security for the prompt and complete payment and performance, when due, of: (i) all of the Obligations (other than Obligations arising under the Warrants, any Common Stock issued upon exercise of the Warrants or the Registration Rights Agreement) to the Lender under the Credit Agreement and the other Loan Documents, and (ii) all of the Cornell Capital Obligations, each of the Debtors does hereby sell, assign and transfer unto Airlie, as Collateral Agent for (A) itself, (B) any subsequent Lender under the Loan Documents, and (C) Cornell Capital, and does hereby grant to the Collateral Agent, a first priority Lien and continuing security interest in all of the right, title and interest of the Debtors in, to and under all of the assets and properties, real, personal or mixed, of the Debtors, whether now existing or hereafter from time to time acquired, including, without limitation: (i) each and every Receivable; (ii) all Contracts, together with all Contract Rights arising thereunder; (iii) all Inventory; (iv) all Equipment; (v) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Debtor symbolized by the Marks; (vi) the Master Depositary Account established for such Debtor and all moneys, Securities and Instruments deposited or required to be deposited in such Master Depositary Account; (vii) all Patents and Copyrights and all reissues, renewals or extensions thereof; (viii) all computer programs of such Debtor and all intellectual property rights therein and all other proprietary information of such Debtor, including, but not limited to, Trade Secret Rights; (ix) all insurance policies; (x) all other Goods, General Intangibles, Investment Property, Commercial Tort Claims, Chattel Paper, Documents, Securities and Instruments (INCLUDING (A) the Securities and Instruments constituting the Davel Credit Parties Debt, the Cerberus Subordinated Debt and the Shares of Davel Communications, Inc. that are the subject of the Collateral Debt and Securities Assignment Agreement, and (B) the Securities that are the subject of the MobilePro Pledge Agreement and the Purchaser Pledge Agreement, granted as separate collateral security to the

Secured Party); (x) all related assets and properties of the Debtors of every type and description heretofore granted as collateral security to the Selling Lenders pursuant to the Selling Lenders Security Agreement, other Selling Lenders Loan Documents and in respect of the Cerberus Subordinated Debt acquired by the Purchaser pursuant to the Davel Acquisition Documents and assigned to the Collateral Agent pursuant to the Collateral Debt and Security Assignment Agreement, dated of even date herewith; and (xi) all Proceeds and products of any and all of the foregoing (all of the above collectively, the "COLLATERAL").

                  (b) Each Debtor does hereby further agree that at such time as all of the Obligations under the Credit Agreement and other Loan Documents shall have been paid and performed in full, in the event that any Cornell Capital Obligations shall then remain outstanding, Cornell Capital shall succeed to all of the rights of the Collateral Agent under this Agreement.

                  (c) The security interest of the Collateral Agent under this Agreement extends to all Collateral of the kind which is the subject of this Agreement which any Debtor may acquire at any time during the continuation of this Agreement.

                  (d) Notwithstanding anything to the contrary contained in this Agreement, the Collateral shall not include:

                           (i) the "EXCLUDED COLLATERAL", as that term is defined in Section 1.05 of the Credit Agreement;

                           (ii) any rights, title or interest arising in or under, and any property, tangible or intangible, acquired under, any agreement (including, without limitation, any lease or license) to which an Debtor is a party on the date such Debtor becomes a party hereto and which validly prohibits the creation by such Debtor of a security interest in such rights or property; or

                           (iii) any rights or property to the extent that any valid enforceable law or regulation applicable to such arrangements, rights or property prohibits the creation of a security interest herein.

         1.2 Power of Attorney, Each Debtor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Debtor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Debtor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable in the premises, which appointment as attorney is coupled with an interest.

                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

         Each Debtor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

         2.1 Necessary Filings. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by such Debtor to the Collateral Agent hereby in respect of all the Collateral have been taken or shall have been taken within five (5) Business Days of the Closing Date (or, in the case of property acquired after the Closing Date, within five (5) Business Days after the acquisition thereof) and the security interest granted to the Collateral Agent pursuant to this Agreement in and to all the Collateral constitutes, upon satisfaction of such filings, registrations and recordings, a perfected security interest therein superior and prior to the rights of all other Persons therein (other than any such rights pursuant to Permitted Liens) and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

         2.2 No Liens. Such Debtor is, and as to Collateral acquired by it from time to time after the date hereof such Debtor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and such Debtor shall take all reasonable steps to defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein (other than in connection with Permitted Liens) adverse to the Collateral Agent.

         2.3 Other Financing Statements, As of the date hereof, no Debtor has signed or authorized to be signed any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Permitted Liens) and so long as the Termination Date has not occurred, such Debtor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Debtor or as permitted by the Credit Agreement.

         2.4 Chief Executive Office; Records. As of the date hereof, the chief executive office of such Debtor is located at the address or addresses indicated on ANNEX A hereto, Such Debtor will not move its chief executive office or change its jurisdiction of organization except to such new location as such Debtor may establish in accordance with the last sentence of this Section 2.4. The originals of all documents evidencing all Receivables, Contract Rights and Trade Secret Rights of such Debtor and the only original books of account and records of such Debtor relating thereto are, and will continue to be, kept at such chief executive office and/or one or more of the locations shown on Annex A, or at such new locations as such Debtor may establish in accordance with the last sentence of this Section 2.4. All Receivables, Contract Rights and Trade Secret Rights of such Debtor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above, or such new locations as such Debtor may establish in accordance with the last sentence of this Section 2.4. Such Debtor shall not establish new locations for such offices or change its jurisdiction of organization until (i) it shall have given to the Collateral Agent not less than fifteen (15) Business Days' prior written notice (or such lesser notice as shall be acceptable to the Collateral Agent in the case of a new record location to be established in connection with newly acquired Contracts) of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new location, it shall have taken all action, reasonably satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

         2.5 Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof by each Debtor is located at one of the locations shown on ANNEX B attached hereto. Each Debtor agrees that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to or from) any one of the locations shown on ANNEX B hereto, such new location as such Debtor may establish in accordance with the last sentence of this Section 2.5 or such other locations to the extent such Debtor (and the Debtors taken as a whole) remains in compliance with this Section 2.5. Each Debtor may establish a new location for Inventory and Equipment if (i) it shall have given to the Collateral Agent not less than 30 Business Days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new location, such Debtor shall have taken all action reasonably satisfactory to the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

         2.6 Trade Names; Change of Name. As of the date hereof, such Debtor does not have or operate in any jurisdiction under, or in the preceding 12 months has not had or has not operated in any jurisdiction under, any trade names, fictitious names or other names (including, without limitation, any names of divisions or operations) except its legal name and such other trade, fictitious or other names as are listed on ANNEX C hereto. Such Debtor has only operated under each name set forth in ANNEX C in the jurisdiction or jurisdictions set forth opposite each such name on ANNEX C. Such Debtor shall not change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on ANNEX C hereto in the jurisdictions listed with respect to such names and new names (including, without limitation, any names of divisions or operations) and/or jurisdictions established in accordance with the last sentence of this Section 2.6. Such Debtor shall not assume or operate in any jurisdiction under any new trade, fictitious or other name or operate under any existing name in any additional jurisdiction until (i) it shall have given to the Collateral Agent not less than 30 Business Days' prior written notice of its intention to do so, clearly describing such new name and/or jurisdiction and, in the case of a new name, the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new name and/or new jurisdiction, it shall have taken all action necessary, or in the reasonable opinion of the Collateral Agent, desirable to maintain the security interest of the

Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

         2.7 Equity Collateral. ANNEX G hereto sets forth the names of all Subsidiaries owned by each Debtor, the percentage of such capital stock or limited liability company equity ownership interests in each Subsidiary owned by each Debtor and the name of the Operating Agreement governing each such Subsidiary.

         2.8 Recourse. This Agreement is made with full recourse to such Debtor and pursuant to and upon all the warranties, representations, covenants, and agreements on the part of such Debtor contained herein, in the other Credit Documents and otherwise in writing in connection herewith or therewith.



                                   ARTICLE III

                          SPECIAL PROVISIONS CONCERNING
                  RECEIVABLES, CONTRACT RIGHTS, INSTRUMENTS AND
                      LIMITED LIABILITY COMPANY COLLATERAL

         3.1 Additional Representations and Warranties. As of the time when each of its Receivables arises, each Debtor shall be deemed to have represented and warranted that such Receivable and all material records, papers and documents relating thereto (if any) are genuine and in all material respects what they purport to be, and that all papers and documents (if any) relating thereto (i) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes) and (ii) will, to the knowledge of such Debtor, evidence true and valid obligations of the account debtor named therein.

         3.2 Maintenance of Records. Each Debtor will keep and maintain at its own cost and expense satisfactory and complete records of its Receivables and Contracts, and such Debtor will make the same available to the Collateral Agent for inspection, at such Debtor's own cost and expense, at any and all reasonable times upon reasonable prior notice to such Debtor. If requested by the Collateral Agent upon the occurrence and during the continuance of an Event of Default, such Debtor shall, at its own cost and expense, deliver all tangible evidence of its Receivables and Contract Rights (including, without limitation, copies of all documents evidencing the Receivables and all Contracts) and such books and records to the Collateral Agent or to its representatives (copies of which evidence and books and records may be retained by such Debtor). If the Collateral Agent so directs, such Debtor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, the Receivables and Contracts, as well as books, records and documents of such Debtor evidencing or pertaining to such Receivables with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

         3.3 Modification of Terms, etc. No Debtor shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, without the prior written consent of the Collateral Agent, except (i) as permitted by Section 3.4 hereof and (ii) in accordance with such Debtor's reasonable business practices. Each Debtor will duly fulfill all material obligations on its part to be fulfilled under or in connection with all Receivables and Contracts and will do nothing to impair in any significant respect the rights of the Collateral Agent in the Receivables or Contracts.

         3.4 Collection. Each Debtor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except that, prior to the occurrence and continuance of an Event of Default in respect of which the Collateral Agent has given notice that this exception is no longer applicable, any Debtor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment, which such Debtor finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services. The reasonable costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by any Debtor or the Collateral Agent, shall be borne by such Debtor.

         3.5 Direction to Account Debtors, etc. Upon the occurrence and during the continuance of an Event of Default, and if the Collateral Agent so directs any Debtor, to the extent permitted by applicable law, such Debtor agrees (x) to cause all payments on account of the Receivables, Contracts and the other Collateral to be made directly to the Master Depositary Account, (y) that the Collateral Agent may, at its option, after notice to the applicable Debtors, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in preceding clause
(x) and (z) that the Collateral Agent may enforce collection of any Receivables or Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Debtor. The Secured Party may apply any or all amounts then in, or thereafter deposited in, the Master Depositary Account in the manner provided in Section 7.4 of this Agreement. The reasonable costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by any Debtor or the Collateral Agent, shall be borne by such Debtor.

         3.6 Instruments. If any Debtor owns or acquires any Instrument (and not otherwise required to be pledged pursuant to the Pledge Agreement), such Debtor will within 10 Business Days notify the Collateral Agent thereof, and upon request by the Collateral Agent promptly deliver such Instrument (other than checks payable to any Debtor and processed in the ordinary course of business) to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

         3.7 Registration of Pledge. Each Debtor agrees, by Notice of Pledge in substantially the form attached to this Agreement as ANNEX H, to notify each Subsidiary owned by such Debtor immediately of the pledge, assignment and security agreement under this Agreement and to request that such Subsidiary issue an Initial Transaction Statement in substantially the form attached to this Agreement as ANNEX I. Each Debtor hereby authorizes and directs each Subsidiary owned by such Debtor to register such Debtor's pledge to the Collateral Agent of the Equity Collateral on such Subsidiary's books and, following written notice to do so by the Collateral Agent, to make direct payment to the Collateral Agent of any amounts due or to become due to such Debtor with respect to the Equity Collateral.

         3.8 Rights of the Debtor in the Equity Collateral. (a) Unless and until an Event of Default shall have occurred and be continuing, the Debtors shall be entitled to receive all dividends and other distributions which may be paid on the Equity Collateral and which are not otherwise prohibited by the Credit Agreement. Any cash dividend or distribution payable in respect of the Equity Collateral which represents, in whole or in part a return of capital in violation of this Agreement or the Credit Agreement shall be received by such Debtor in trust for the Collateral Agent, shall be paid immediately to the Collateral Agent and shall be retained by the Collateral Agent as part of the Equity Collateral.

                  (b) Unless and until an Event of Default shall have occurred and be continuing, each Debtor shall be entitled to exercise all voting rights attaching to any and all Equity Collateral owned by it, and to give consents, waivers or ratifications in respect thereof, provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in a breach of any covenant contained in any of the terms of this Agreement, the Credit Agreement, any other Credit Document, or which would have the effect of materially impairing the value of the Collateral or any part thereof or the position or interests of the Debtor or any other Secured Party Creditor therein.

         3.9 Further Actions. Each Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments, Equity Collateral and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require to give effect to the purposes of this Agreement.

                                   ARTICLE VI

                    SPECIAL PROVISIONS CONCERNING TRADEMARKS

         4.1 Additional Representations and Warranties. Each Debtor represents and warrants that it is the true and lawful owner of the Patent and Trademark Office registrations, and applications for registrations, of the Marks listed in ANNEX D attached hereto and that ANNEX D lists all of the United States Patent and Trademark Office or the equivalent office thereof in any foreign country at which such Marks are registered and the correct registration numbers of the Marks that such Debtor now owns or uses in connection with its business. Each Debtor represents and warrants that it owns, is licensed to use or otherwise has the right to use all material Marks that it uses. Each Debtor further warrants that it is aware of no third party claim that any aspect of such Debtor's present or contemplated business operations infringes or will infringe any material Mark. Each Debtor represents and warrants that it is the true and lawful owner of or otherwise has the right to use all U.S. trademark registrations listed in Annex D hereto and that said registrations are valid, subsisting, have not been cancelled and that such Debtor is not aware of any third-party claim that any of said registrations with respect to a Mark is invalid or unenforceable or is not aware that there is any reason that any of said registrations with respect to a Mark is invalid or unenforceable. Each Debtor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Mark owned by an Debtor, and record the same.

         4.2 Licenses and Assignments. Subject to the provisions of Sections 4,4 and 4.5 each Debtor hereby agrees not to divest itself of any right under a material Mark other than in the ordinary course of business absent prior written approval of the Collateral Agent.

         4.3 Infringements. Each Debtor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating in any material respect any of such Debtor's rights in and to any material Mark or with respect to any party claiming that such Debtor's use of any material Mark violates in any material respect any property right of that party. To the extent consistent with its past practice or as reasonably required by the Collateral Agent and, in any event, in accordance with reasonable business practices, each Debtor further agrees, to prosecute any Person infringing any material Mark owned by such Debtor.

         4.4 Preservation of Marks. Each Debtor agrees to use or license the use of its Marks in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Marks as trademarks or service marks registered under the laws of the United States or the relevant foreign jurisdiction; provided, that no Debtor shall be obligated to preserve any Mark in the event such Debtor determines, in its reasonable business judgment, that the preservation of such Mark is no longer necessary in the conduct of its business.

         4.5 Maintenance of Registration, Each Debtor shall, at its own expense, diligently process all documents required to maintain trademark registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office or equivalent governmental agency in any foreign, jurisdiction for all of its material Marks (excluding unregistered Marks), and shall pay all fees and disbursements in connection therewith, and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent; provided, that no Debtor shall be obligated to maintain any Mark or prosecute any such application for registration in the event that such Debtor determines, in its reasonable business judgment, that such application is no longer necessary in the conduct of its business.

         4.6 Future Registered Marks. If any Mark registration issues hereafter to any

Debtor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or equivalent governmental agency in any foreign jurisdiction, within thirty (30) days of receipt of such certificate such Debtor shall deliver a copy of such certificate, and a grant of security in such mark to the Collateral Agent, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

         4.7 Remedies, If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Debtor; take any or all of the following actions (i) declare the entire right, title and interest of such Debtor in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Party pursuant to a trademark security agreement in form and substance satisfactory to the Collateral Agent, executed by such Debtor and filed on the date hereof, pursuant to which all of such Debtor's rights, title and interest in and to the Marks are assigned to the Secured Party for the benefit of the Secured Party; (ii) take and use or sell the Marks and the goodwill of such Debtor's business symbolized by the Marks and the right to carry on the business and use the assets of such Debtor in connection with which the Marks have been used; and (iii) direct such Debtor to refrain, in which event such Debtor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Collateral Agent, change such Debtor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Collateral Agent may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office or any equivalent governmental agency or office in any foreign jurisdiction to the Collateral Agent.

                                    ARTICLE V

                          SPECIAL PROVISIONS CONCERNING
                   TRADE SECRET RIGHTS, PATENTS AND COPYRIGHTS

         5.1 Additional Representations and Warranties. Each Debtor represents and warrants that (a) it is the true and lawful owner or licensee of all rights in all Trade Secret Rights, Patents and Copyrights that, individually or in the aggregate, are material to the operation of the business of each Debtor; (b) the Patents of such Debtor listed in ANNEX E attached hereto constitute all the patents and applications for patents that such Debtor now owns and (c) the Copyrights of such Debtor listed in ANNEX F attached hereto constitute all the registered copyrights and applications for copyright registrations that such Debtor now owns. Each Debtor further represents and warrants that it is not aware of any third party claim that any aspect of such Debtor's present or contemplated business operations infringes or will infringe any material patent or any material copyright or that such Debtor has misappropriated any material Trade Secret Rights.

         5.2 Licenses and Assignments. Subject to the provisions of Sections 5.4 and 5.5, each Debtor hereby agrees not to divest itself of any right under a material Patent or Copyright other than in the ordinary course of business absent prior written approval of the Collateral Agent.

         5.3 Infringements, Each Debtor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Debtor with respect to any infringement or other violation of such Debtor's rights in any Patent or Copyright, or with respect to any claim that the practice of any Patent or the use of any Copyright violates in any material respect any property right of a third party or with respect to any misappropriation of any Trade Secret Right or any claim that the practice of any Trade Secret Right violates any property right of a third party. To the extent consistent with its past practice and in accordance with reasonable business practices, each Debtor further agrees, to prosecute any Person infringing any Patent or Copyright owned by such Debtor or any Person misappropriating any Trade Secret Right; to the extent that any such Patent, Copyright or Trade Secret Right, individually or in the aggregate, is material to the business of each Debtor.

         5.4 Maintenance of Patents or Copyrights. At its own expense, each Debtor shall make timely payment of all post-issuance fees required to maintain in force rights under each of its Patents and registered Copyrights; provided, that no Debtor shall be obligated to maintain any Patent in the event such Debtor determines, in its reasonable business judgment, that the maintenance of such Patent is. no longer necessary in the conduct of its business.

         5.5 Prosecution of Patent or Copyright Application. At its own expense, each Debtor shall diligently prosecute all applications for (i) Patents of such Debtor listed on Annex E hereto and (ii) Copyrights listed on Annex F hereto, and, in each case, shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent written consent of the Collateral Agent, provided that no Debtor shall be obligated to maintain any Patent or Copyright in the event such Debtor determines it is no longer necessary in the conduct of its business.

         5.6 Other' Patents and Copyrights. Within thirty (30) days of the acquisition or issuance of a Patent or Copyright registration, or of filing of an application for a Patent or Copyright registration, the relevant Debtor shall deliver to the Collateral Agent a copy of said Patent or Copyright registration, as the case may be, with a grant of security as to such Patent or Copyright, as the case may be, confirming the grant thereof hereunder, the form of such confirmatory grant to be substantially the same as the form hereof; provided, that no Debtor shall be obligated to prosecute any application in the event such Debtor determines, in its reasonable business judgment, that such application is no longer necessary in the conduct of its business.

         5.7 Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Debtor, take any or all of the following actions: (i) declare the entire right, title and interest of such Debtor in each of the Patents and Copyrights vested, in which event such right, title and interest shall immediately vest in the Collateral Agent, pursuant to a patent security agreement or copyright security agreement, as the case may be, in form and substance satisfactory to the Collateral Agent, executed by such Debtor and filed on the date hereof, pursuant to which all of such Debtor's right, title, and interest to such Patents and Copyrights are assigned to the Collateral Agent; (ii) take and practice, use or sell the Patents and Copyrights; (iii) direct such Debtor to refrain, in which event such Debtor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Debtor shall execute such other and further documents as the Collateral

Agent may request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent.

                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL,

         6.1 Protection of Secured Party's Security. Each Debtor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at its own expense, to the extent required by the Credit Agreement; copies of all policies or certificates with respect to such insurance (i) shall be endorsed to the Collateral Agent's reasonable satisfaction for the benefit of the Secured Party (including, without limitation, by naming the Secured Party as additional insured or loss payee), (ii) shall state that such insurance policies shall not be cancelled or materially revised without at least 30 days' (or at least 10 days' in the case of nonpayment of premium) prior written notice thereof by the insurer to the Collateral Agent and (iii) certificates evidencing such insurance coverages shall be deposited with the Collateral Agent. If any Debtor shall fail to insure such Inventory or Equipment to the extent required by the Credit Agreement, or if any Debtor shall fail so to endorse and deposit copies of all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation), upon prior written notice to such Debtor, to procure such insurance and such Debtor agrees to reimburse the Collateral Agent for all reasonable costs and expenses of procuring such insurance. Except as otherwise provided in the Credit Agreement, the Collateral Agent shall apply any proceeds of such insurance required after an Event of Default in accordance with Section 7.4 hereof Each Debtor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Debtor to pay its Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Debtor.

         6.2 Further Actions.. Each Debtor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

         6.3 Financing Statements. Each Debtor agrees to execute and deliver to the Collateral Agent such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are reasonably necessary or desirable in the reasonable opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral (subject to the Permitted Liens) as provided herein and the other rights and security contemplated hereby all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law, Each Debtor will pay any applicable filing fees, recordation taxes and related expenses. Each Debtor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Debtor where permitted by law.

                                   ARTICLE VII

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

         7.1 Remedies; Obtaining the Collateral Upon Default. Each Debtor agrees that, if an Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a Secured Party creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

                  (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Debtor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Debtor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Debtor;

                  (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Collateral Agent;

                  (iii) withdraw all moneys, securities and other instruments in the Master Depositary Account for application to the Obligations in accordance with Section 7.4 hereof;

                  (iv) sell, assign or otherwise liquidate, or direct such Debtor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, and take possession of the proceeds of any such sale or liquidation;

                  (v) take possession of the Collateral or any part thereof, by directing such Debtor in writing to deliver the same to the Collateral Agent at any place or places within the United States reasonably designated by the Collateral Agent, in which event such Debtor shall at its own expense:

                                    (A) forthwith cause the same to be moved to
                           the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent,

                                    (B) store and keep any Collateral so
                           delivered to the Collateral Agent at such place or places pending further action by the Collateral

                           Agent as provided in Section 7.2, and

                                    (C) while the Collateral shall be so stored
                           and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

                  (vi) license or sublicense whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such tern and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine (taking into account such provisions as may be necessary to preserve such Marks, Patents or Copyrights);

it being understood that such Debtor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Debtor of said obligation. The Debtors agree that this Agreement may be enforced by the action of the Collateral Agent; provided that the Collateral Agent shall have the right to employ an agent or representative of the Collateral Agent, as such Collateral Agent shall determine in its sole judgment.

         7.2 Remedies; Disposition of the Collateral. Upon the occurrence and continuance of a Event of Default, any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than ten
(10) Business Days' written notice to the relevant Debtor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the ten (10) Business Days after the giving of such notice, to the right of the relevant Debtor or any nominee of such Debtor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than ten (10) Business Days' written notice to the relevant Debtor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in the City of New York. To the extent permitted by any such requirement of law, the Collateral Agent, on behalf of itself and/or in its capacity as Collateral Agent under the Intercreditor Agreement, may bid for and become the purchaser (by bidding in the Obligations or otherwise) of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the relevant Debtor (except to the extent of surplus money received as provided in Section 7.4). If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Debtor as hereinabove specified, the Collateral Agent need give such Debtor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

         7.3 Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH SUCH ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and such Debtor hereby further waives, to the extent permitted by law:

                  (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or willful misconduct;

                  (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Party's tights hereunder; and

                  (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Debtor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Debtor therein and thereto, and shall be a perpetual bar both at law and in equity against such Debtor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Debtor.

         7.4 Application of Proceeds.

                  (a) All moneys collected by the Collateral Agent (or, to the extent the Pledge Agreement or the Mortgages require proceeds of collateral thereunder to be applied in accordance with the provisions of this Agreement, the Pledgee or Mortgagee thereunder) upon any sale or other disposition of the Collateral, together with all other moneys received by the Collateral Agent or any other Persons for whom the Collateral Agent is acting in such capacity, hereunder and under the Intercreditor Agreement, shall be applied as follows:

                           (i) first; to the payment of all Obligations owing to the Collateral Agent of the type described in clauses (iii) and (iv) of the definition of "Obligations" contained in Article IX hereof; and

                           (ii) second; to the extent proceeds remain after the application pursuant to preceding clause (i) amount remaining to be distributed to be applied, with respect to the Obligations owing to Airlie or any subsequent Lender under the Credit Agreement and other Loan Documents, firstly to the payment of Cash Interest and PIK Interest in respect of the unpaid principal amount of the Loan outstanding, secondly to the payment of the unpaid principal amount of the Loan outstanding, then to the other Loan Document Obligations; and

                           (iii) third; to the extent proceeds remain after the application pursuant to preceding clause (i) and clause (ii) amount remaining to be distributed to be applied, with respect to the Cornell Capital Obligations, firstly to the payment of interest in of the Cornell Capital Loans, secondly to the payment of the unpaid principal amount of the Cornell Capital Loans outstanding, then to any other Cornell Capital Obligations; and

                           (iv) last; to the relevant Debtor or, to the extent directed by such Debtor or a court of competent jurisdiction, to whomever may be lawfully entitled to receive such surplus.

                  (b) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon its own determination of the outstanding Credit Document Obligations. Unless it has actual knowledge to the contrary, the Collateral Agent in acting hereunder, shall be entitled to assume that no Credit Document Obligations other than principal, interest and regularly accruing fees are owing to any other party.

                  (c) It is understood that each Debtor shall remain liable to the extent of any deficiency between (x) the amount of the obligations for which it is liable directly or as a Guarantor that are satisfied with proceeds of the Collateral and (y) the aggregate outstanding amount of such Obligations.

         7.5 Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement or the other Credit Documents or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

         7.6 Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Debtor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted (except to the extent of a determination adverse to the Collateral Agent in such a proceeding).

                                  ARTICLE VIII

                                    INDEMNITY

         8.1 Indemnity.

                  (a) Each Debtor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, and each of its successors, permitted assigns, employees, agents and servants (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, suits, judgments and any and all reasonable costs and expenses (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way arising out of, or resulting from, this Agreement, any other Credit Document or the documents executed in connection herewith and therewith or in connection with the enforcement of any of the terms of, or the preservation of any rights hereunder or thereunder, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1 (a) for expenses, losses, damages, obligations, penalties, claims, demands, actions, suits, judgments, costs or liabilities to the extent caused by the gross negligence or willful misconduct of such Indemnitee, Each Debtor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, loss, damage, penalty, claim, demand, action, judgment or suit, such Debtor shall assume fill] responsibility for the defense thereof. Each Indemnitee agrees to use its best efforts to promptly notify such Debtor of any such assertion of which such Indemnitee has knowledge.

                  (b) Without limiting the application of Section 8.1(a), each Debtor agrees, jointly and severally, to pay, or reimburse the Collateral Agent for any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other reasonable fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral,

                  (c) Without limiting the application of Section 8.1 (a) or
(b), each Debtor jointly and severally agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by an Debtor in this Agreement, or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement.

                  (d) If and to the extent that the obligations of any Debtor under this Section 8.1 are unenforceable for any reason, each Debtor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

         8.2 Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Debtor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, and the payment of all of the other Obligations and notwithstanding the discharge thereof.

                                   ARTICLE IX

                                   DEFINITIONS

         9.1 Definitions, The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

         "Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

         "Debtor" shall have the meaning specified in the first paragraph of this Agreement.

         "Borrower" shall have the meaning provided in the first WHEREAS clause of this Agreement.

         "Business Day" means any day excluding Saturday, Sunday and any day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law to close.

         "Chattel Paper" shall have the meaning assigned that term under the Uniform

Commercial Code as in effect on the date hereof in the State of New York.

         "Collateral" shall have the meaning provided in Section 1.1 (a) of this Agreement.

         "Contract Rights" shall mean all rights of an Debtor (including, without limitation, all rights to payment) under each Contract.

         "Contracts" shall mean all contracts between an Debtor and one or more additional parties to the extent the grant by an Debtor of a security interest pursuant to this Agreement in its right, title and interest in any such contract is not prohibited by such contract without the consent of any other party thereto or would not give any other party to such contract the right to terminate its obligations thereunder; provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by an Debtor of a security interest pursuant to this Agreement in any account or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture.

         "Copyrights" shall mean any United States or foreign copyright owned by any Debtor now or hereafter, and registered in the United States Copyright Office or the equivalent thereof in any foreign country, as well as any application for a United States or foreign copyright registration now or hereafter made with the United States Copyright Office or the equivalent thereof in any foreign jurisdiction by any Debtor.

         "Credit Agreement" shall have the meaning provided in the first WHEREAS clause of this Agreement.

         "Credit Documents" shall mean the collective reference to (a) the Credit Agreement, the Credit and Security Documents or any other Loan Documents entered into in respect of the transactions contemplated by the Credit Agreement, and (b) the Cornell Capital Loans, Cornell Capital Security Agreements.

         "Documents" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Debtor and, in any event, shall include, but shall not be limited to, all machinery, , equipment, furnishings, fixtures now or hereafter owned by such Debtor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

         "Equity Collateral" shall mean (a) all interests in any Subsidiary owned by any Debtor; (b) all rights under the certificate of incorporation or other organizational agreement of any Subsidiary owned by any Debtor; (c) all rights to receive cash distributions, profits, losses and capital contributions (including, but not limited to, distributions in kind and liquidating dividends) and any other rights and property interests arising out of or relating to any Subsidiary; and (d) all other additional capital stock, other securities or property (including cash) paid or distributed in respect of any Subsidiary by way of spin-off, merger, consolidation, dissolution, reclassification, combination or exchange of limited liability company interests, asset sales, or similar rearrangement or reorganization

         "Event of Default" shall mean any Event of Default under the Credit Agreement or any payment default, after any applicable grace or notice period.

         "General Intangibles" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York, and shall include, without limitation, all equity and other ownership interests in limited liability companies.

         "Goods" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Indemnitee" shall have the meaning provided in Section 8.1 of this Agreement.

         "Instrument" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

         "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same; in all stages of production - from raw materials through work-in-process to finished goods- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from an Debtor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by an Debtor.

         "Liens" shall mean any security interest, mortgage, pledge, lien, claim, charge, encumbrance, title retention agreement, lessor's interest in a financing lease or analogous instrument, in, of, or on a Debtor's property.

         "Master Depositary Account" shall have the meaning specified in Section
6.14 of the Credit Agreement in the dominion and control of, the Collateral
Agent.

         "Subsidiary" shall mean any entity organized under the laws of its jurisdiction of formation, more than 50% of the shares of capital stock, members interest or other equity is owned directly by a Debtor or indirectly through one or more other Subsidiaries of a Debtor.

         "Marks" shall mean all right, title and interest in and to any United States or foreign trademarks, service marks and trade names now held or hereafter acquired by any Debtor, including any registration of any trademarks and service marks now held or hereafter acquired by an Debtor, which are registered in the United States Patent and Trademark Office or the equivalent thereof in any State of the United States or in any foreign country, as well as any unregistered marks used by any Debtor, and any trade dress including logos, designs, company names, business names, fictitious business names and other business identifiers used by any Debtor in the United States or any foreign country.

         "Obligations" shall mean (i) the full and prompt payment when due (whether at stated maturity, by acceleration or otherwise) of all obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due) and liabilities of each Debtor, now existing or hereafter incurred under, arising out of or in connection with any Credit Document to which it is a party and the due performance and compliance by such Debtor with the terms of each such Credit Document (all such obligations and liabilities under this clause, being herein collectively called the "CREDIT DOCUMENT OBLIGATIONS"); (ii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral; (iii) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities of each Debtor referred to in clauses (i), (ii) and (iii), after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and (iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under Section 8.1 of this Agreement.

         "Patents" shall mean any United States or foreign patent to which any Debtor now or hereafter has title and any divisions or continuations thereof, as well as any application for a United States or foreign patent now or hereafter made by such Debtor.

         "Pledge Agreement" shall mean the individual or collective reference to the MobilePro Pledge Agreement and/or the Purchaser Pledge Agreement, dated as of the date hereof, among the Borrowers, the other pledgors party thereto and the Secured Party, as Pledgee.

         "Pledgee" shall have the meaning provided in the Pledge Agreement.

         "Proceeds" shall have the meaning assigned that term under the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Secured Party or an Debtor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to an Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority), (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral and (iv) all tax refunds.

         "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by an Debtor and, in any event, shall include, but shall not be limited to, all of such Debtor's rights to payment for goods sold or leased or services performed by such Debtor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by such Debtor to secure the foregoing, (b) all of such Debtor's right, title and interest in and to any goods, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing,
(d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, all notices to other creditors or secured parties, and certificates from filing or other registration officers, (g) all credit information, reports and memoranda relating thereto, and (h) all other writings related in any way to the foregoing.

         "Requisite Creditors" shall have the meaning provided in Section 10.2 of this Agreement.

         "Termination Date" shall have the meaning provided in Section 10.9(a) of this Agreement.

         "Trade Secret Rights" shall mean the rights of an Debtor in any Trade Secret it holds.

         "Trade Secrets" means any secretly held existing or proprietary existing engineering and other data, information, production procedures and other know-how relating to the design, manufacture, assembly, installation, use, operation, marketing, sale and servicing of any products or business of an Debtor worldwide whether written or not written.

                                    ARTICLE X

                                  MISCELLANEOUS

         10.1 Notices. Except as otherwise expressly provided herein, all notices and other communications hereunder shall be in writing (including telegraphic, telex, telecopier, facsimile

                  (i) or cable communication) and shall be mailed, telegraphed, telexed, telecopied, faxed, cabled or delivered to the parties hereto at the respective address set forth below and shall be effective when received: if to any Debtor, at its address contained in the Credit Agreement (for the Borrower);

                  (ii) if to the Collateral Agent, at:

                       Airlie Opportunity Master Fund, L.P.
                       115 East Putnam Avenue
                       Greenwich, CT 06830
                       Fax:  (203) 661-0479
                       Attn: Seth Cameron

                  (iii) or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

         10.2 Waiver; Amendment.

                  (a) None of the terms and conditions of this Agreement may be amended, changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Collateral Agent and each Debtor affected thereby (it being understood that the addition or release of any Debtor hereunder shall not constitute an amendment, change, waiver, modification or variance affecting any Debtor other than the Borrower and the Debtor so added or released) provided that (i) no such amendment, change, waiver, modification or variance shall be made to Section 7.4 or this Section 10.2(a) without the consent of Collateral Agent adversely affected thereby.

                   (b) No delay on the part of the Collateral Agent in exercising any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof. No notice to or demand on any Debtor shall constitute a waiver of any of the rights of the Collateral Agent to any other or further action without notice or demand to the extent such action is permitted to be taken by the Collateral Agent without notice or demand under the terms of this Agreement.

         10.3 Obligations Absolute. The obligations of each Debtor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Debtor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Credit Document except as specifically set forth in a waiver granted pursuant to the restrictions of Section 10.2 hereof; or (c) any amendment to or modification of any other Credit Document or any security for any of the Obligations; whether or not any Debtor shall have notice or knowledge of any of the foregoing, The rights and remedies of the Collateral Agent herein provided are cumulative and not exclusive of any rights or remedies which the Collateral Agent would otherwise have.

         10.4 Successors and Assigns. This Agreement shall be binding upon each Debtor and its successors and assigns and shall inure to the benefit of the Collateral Agent and its successors and assigns. All agreements, statements, representations and warranties made by such Debtor herein or in any certificate or other instrument delivered by each Debtor or on its behalf under this Agreement shall be considered to have been relied upon by the Collateral Agent Creditors and shall survive the execution and delivery of this Agreement, the other Credit Documents regardless of any investigation made by the Collateral Agent.

         10.5 Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement,

         10.6 Severability, Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any, jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10.7 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         10.8 Debtors' Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Debtor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Debtor under or with respect to any Collateral.

         10.9 Termination; Release.

                  (a) After the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 8.1 hereof shall survive such termination), and the Collateral Agent, at the request and expense of the relevant Debtor, will execute and deliver to such Debtor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Debtor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, As used in this Agreement, "TERMINATION DATE" shall mean the date upon which: (i) all of the Obligations to the Lender under the Credit Agreement and related Loan Documents, or any amendments, modifications or restatements thereof, and (ii) all of the Cornell Capital Obligations, shall have been indefeasibly paid and performed in full (other than any indemnities described in Section 8.1 hereof and in respect of obligations under the Warrants, the Common Stock issuable upon exercise of the Warrants and the Registration Rights Agreement which are not then due to be performed).

                  (b) So long as no Event of Default in respect of any of the Obligations is in existence or would exist after the application of proceeds as provided below, the Collateral Agent shall, at the request of the relevant Debtor, release any or all of the Collateral, provided that (x) such release is permitted by the terms of the Credit Agreement or otherwise has been approved in writing by the Collateral Agent, and (y) the proceeds of such Collateral are applied as required pursuant to the Credit Agreement or any consent or waiver with respect thereto, if applicable.

                  (c) At any time that the relevant Debtor desires that the Collateral Agent take any action to give effect to any release of Collateral pursuant to the foregoing Section 10.9(b), it shall deliver to the Collateral Agent a certificate signed by an Authorized Officer describing the Collateral to be sold and the relevant provision of Section 7.02 of the Credit Agreement on which it is relying to make such sale. In the event that any part of the Collateral is to be released as provided in the preceding paragraph (b), the Collateral Agent, at the request and expense of such Debtor, will duly release such Collateral and assign, transfer and deliver to such Debtor or its designee (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement, The Collateral Agent shall have no liability whatsoever to any

Collateral Agent Creditor as the result of any release of Collateral by it as permitted by this Section 10.9. Upon any release of Collateral pursuant to
Section 10.9(a) or (b), the Collateral Agent shall have no continuing right or interest in such Collateral or the proceeds thereof.

         10.10 Counterparts. This Agreement maybe executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Collateral Agent.

         10.11 Additional Debtors. It is understood and agreed that any direct or indirect Subsidiary of any of the Debtors that has executed this Agreement on the date hereof, or may hereafter execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement, shall become a Debtor hereunder by executing a counterpart hereof and delivering the same to the Collateral Agent.

         [the balance of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

DAVEL COMMUNICATIONS, INC.
a Delaware corporation


By: /S/ GEOFFERY B. AMEND
    ----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

DAVEL FINANCING COMPANY, LLC
a Delaware limited liability company


By: /S/ GEOFFERY B. AMEND
    ----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

PHONETEL TECHNOLOGIES, INC.
an Ohio corporation


By: /S/ GEOFFERY B. AMEND
    ----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

CHEROKEE COMMUNICATIONS, INC.
a Texas corporation


By: /S/ GEOFFERY B. AMEND
    ----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

DAVEL COMMUNICATIONS GROUP, INC.,
an Illinois corporation


By: /S/ GEOFFERY B. AMEND
    ----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

ADTEC COMMUNICATIONS, INC.,
a Florida corporation


By: /S/ GEOFFERY B. AMEND
    ----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

CENTRAL PAYPHONE SERVICES, INC.,
a Georgia corporation


By: /S/ GEOFFERY B. AMEND
    ----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

COMMUNICATIONS CENTRAL INC.,
a Georgia corporation


By: /S/ GEOFFERY B. AMEND
    ----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

COMMUNICATIONS CENTRAL OF GEORGIA, INC., a Georgia corporation


By: /S/ GEOFFERY B. AMEND
    ----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

DAVEL MEDIA, INC.,
a Delaware corporation


By: /S/ GEOFFERY B. AMEND
    ----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

DAVEL MEXICO, LTD.,
an Illinois corporation


By: /S/ GEOFFERY B. AMEND
    ----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

DAVELTEL, INC.,
an Illinois corporation


By: /S/ GEOFFERY B. AMEND
    ----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

INTERSTATE COMMUNICATIONS, INC.,
a Georgia corporation


By: /S/ GEOFFERY B. AMEND
    ----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

INVISION TELECOM, INC.,
a Georgia corporation


By: /S/ GEOFFERY B. AMEND
    ----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

PEOPLES ACQUISITION CORPORATION,
a Pennsylvania corporation


By: /S/ GEOFFERY B. AMEND
    ----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

PEOPLES COLLECTORS, INC.,
a Delaware corporation


By: /S/ GEOFFERY B. AMEND
    ----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

PEOPLES TELEPHONE COMPANY, INC.,
a New York corporation


By: /S/ GEOFFERY B. AMEND
    ----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

PEOPLES TELEPHONE COMPANY, INC.,
a New Hampshire corporation


By: /S/ GEOFFERY B. AMEND
    ----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

PTC CELLULAR, INC.,
a Delaware corporation


By: /S/ GEOFFERY B. AMEND
    ----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

PTC SECURITY SYSTEMS, INC.,
a Florida corporation


By: /S/ GEOFFERY B. AMEND
    ----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

SILVERADO COMMUNICATION CORP.,
a Colorado corporation

By: /S/ GEOFFERY B. AMEND
    ----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

TELALEASING INTERPRISES, INC.,
an Illinois corporation


By: /S/ GEOFFERY B. AMEND
    ----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

T.R.C.A., INC.,
an Illinois corporation.


By: /S/ GEOFFERY B. AMEND
    ----------------------------------
Name:   Geoffery B. Amend
Title:  Executive Vice President

COLLATERAL AGENT:

AIRLIE OPPORTUNITY MASTER FUND, LTD.
a Cayman Islands company


By: /S/ ANDREW DWYER
    ----------------------------------
Name:  Andrew Dwyer
Title: